Exhibit 10.2

* CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

AMENDMENT NO. 1 TO HSCP CN HOLDINGS II ULC LOAN AGREEMENT

This AMENDMENT NO. 1, (this “ Amendment No. 1”) dated as of this 16th day of December, 2021, to the Loan Agreement, dated as of September 28, 2020 (the “Loan Agreement”), among HSCP CN HOLDINGS II ULC (the “Borrower”), HIGH STREET CAPITAL PARTNERS, LLC (the “Guarantor” together with the Borrower herein sometimes collectively referred to as the “Credit Parties”) and [***] (the “Lender”), is entered into by the Credit Parties and the Lender. Unless otherwise indicated, all capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement.

PRELIMINARY STATEMENTS

WHEREAS, the Credit Parties and the Lender have entered into the Loan Agreement;

WHEREAS, the Credit Parties desire to amend the Loan Agreement pursuant to the terms and conditions contained herein;

WHEREAS, as contemplated by Section 9.1 of the Loan Agreement, the parties hereto have agreed to amend certain terms of the Loan Agreement as hereinafter provided; and

WHEREAS, each Credit Parties agrees to reaffirm its obligations under the Loan Agreement and the Loan Documents to which it is a party.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed by the parties hereto that:

I. Defined Terms; Interpretation; Etc.

Capitalized terms used and not defined herein (including in the Recitals hereof) shall have the meanings assigned to such terms in the Loan Agreement (after giving effect to this Amendment No. 1). This Amendment No. 1 is a “Loan Document”, as defined in the Loan Agreement. The rules of construction specified in Sections 1.2 through 1.11 of the Loan Agreement also apply to this Amendment No. 1, mutatis mutandis, as if fully set forth herein. Notwithstanding Section 1.5 of the Loan Agreement, each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in this Amendment No. 1 shall, after this Amendment No. 1 becomes effective, refer to the Loan Agreement.

II. Amendments to Loan Agreement

Upon, and subject to, the occurrence of the Amendment No. 1 Effective Date (as defined in Section III):

(a)            High Street Capital Partners, LLC is hereby removed as a party to the Loan Agreement.

(b)            The preamble of the Loan Agreement shall be amended to remove the following:

“High Street Capital Partners, LLC, as Guarantor”

(c)            Section 1.1 of the Loan Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order:

“Amendment No. 1” means the Amendment No. 1 to this Agreement dated December 16, 2021 among the Credit Parties and the Lender.

“Amendment No. 1 Effective Date” means December 16, 2021.

“PIK Interest” means any interest that is paid in kind pursuant to section 2.2(2) of this Agreement.”

(d)            The definition of “Credit Parties” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

““Credit Parities” means, collectively, the Borrower and any guarantor who guarantees the Borrower’s obligations to the Lender.”

(e)            The definitions of “Guarantees” and “Guarantor” in Section 1.1 of the Loan Agreement are hereby deleted.

(f)            The definition of “Loan Documents” in Section 1.1 of the Loan Agreement is hereby amended by deleting the reference to “the Guarantees”.

(g)            The definition of “Loan” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

““Loan” means the term loan in the aggregate principal amount of US$33,000,000 to be made available to the Borrower by the Lender under this Agreement for the purposes set out in Section 2.3, plus all PIK Interest.”

(h)            The definition of “Maturity Date” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

““Maturity Date” means April 2, 2026.”

(i)             Section 2.2(2) shall be deleted in its entirety and replaced with the following:

“(2) Interest shall be calculated and payable in arrears (i) on the first Business Day of each month, and (ii) when the Loan becomes due and payable in full or is repaid. Notwithstanding the foregoing, all or any portion of interest accrued on or after December 1, 2022 may, at the Borrower’s election be paid in kind and added to the principal amount of the Loan and shall thereafter bear interest as set forth in 2.2(1) and shall be payable when the Loan becomes due and payable in full or is repaid.”

(j)             Section 6.2(c) of the Loan Agreement is hereby amended by deleting subsection (iv) and replacing it with the following:

“Intentionally deleted”.

III. Conditions Precedent to Effectiveness

This Amendment No. 1 shall not become effective until the date on which each of the following conditions shall be satisfied (such date, the “Amendment No. 1 Effective Date”):

(a)        the Lender (or its counsel) shall have received (i) a counterpart of this Amendment No. 1 signed on behalf of each party party hereto or (ii) written evidence satisfactory to the Lender (which may include facsimile or other electronic transmission of a signed counterpart of this Amendment) that each party party hereto has signed a counterpart of this Amendment No. 1; and

(b)        the Lender shall have received from the Borrower evidence of the completion or satisfaction of such other conditions to effectiveness as may be reasonably requested by the Lender.

IV. Representations and Warranties

To induce the Lender to enter into this Amendment No. 1, each Credit Party hereby represents and warrants to the Lender that immediately before and after giving effect to this Amendment No. 1 and the transactions contemplated hereby, which representations, warranties and covenants shall survive the execution and delivery hereof:

(a)        All necessary action has been taken to authorize the execution, delivery and performance of this Amendment No. 1. This Amendment No. 1has been duly executed and delivered by such Credit Party and constitutes legal, valid and binding obligations of such Credit Party enforceable against it in accordance with its terms;

(b)        The execution and delivery by such Credit Party and the performance by it of its obligations under this Amendment No. 1 will not conflict with or result in a breach of any of the terms or conditions of its constating documents or by-laws, any Applicable Law or any contractual restriction binding on or affecting it or its Assets;

(c)        Each of the representations and warranties contained in Article 4 of the Loan Agreement and in any other Loan Document are true and correct on the date hereof as if they were made on such date except for any representation and warranty which is stated to be made only as of a certain date (and then as of such date);

(d)        No Default or Event of Default exists under the Loan Agreement; and

(e)        The Loan Agreement, as amended pursuant hereto, and each of the other Loan Documents to which such Credit Party is a party remains in full force and effect, unamended, and is enforceable against such Credit Party in accordance with its terms, and the security interests, assignments, mortgages, charges, hypothecations and pledges granted by such Credit Party in favour of the Lender continue to secure all debts, liabilities and obligations at any time or from time to time due or accruing due and owing by such Credit Party to the Lender pursuant to the Loan Agreement, as amended by this Amendment No. 1.

V. Termination of Guarantee; Reaffirmation; Effect on the Loan Documents

(a)        The Guarantee and all rights and obligations of the Guarantor under the Guarantee are terminated as of the Amendment No. 1 Effective Date (as defined in Section III).

(b)        Each of the Credit Parties, by its signature below, hereby (a) agrees that, notwithstanding the effectiveness of this Amendment No. 1 or the Loan Agreement, after giving effect to this Amendment No. 1 and the transactions contemplated hereby, the Loan Agreement, as amended by this Amendment No. 1, and each other Loan Document to which is a party continues to be in full force and effect, and (b) affirms and confirms all of its obligations and liabilities under the Loan Agreement, as amended by this Amendment No. 1, and each other Loan Document to which it is a party, in each case after giving effect to this Amendment No. 1 and the transactions contemplated hereby, including all security interests granted to the Lender thereunder to secure the Obligations, all as provided in the Loan Documents to which it is a party as originally executed, and acknowledges and agrees that such obligations, liabilities, and grant continue in full force and effect in respect of, and to secure, such Obligations under the Loan Agreement, as amended by this Amendment No. 1, and the other Loan Documents to which it is a party, in each case after giving effect to this Amendment No. 1 and the transactions contemplated hereby.

(c)        Except as provided hereunder, the execution, delivery and performance of this Amendment No. 1 shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Lender under any Loan Document.

(d)        Except as specifically amended by this Amendment No. 1, the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

VI. Miscellaneous Provisions

(a)        This Amendment No. 1 may be executed in wet ink or by electronic signature (including without limitation via DocuSign), and in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Credit Parties and the Lender.

(b)        THIS AMENDMENT NO. 1 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF ALBERTA AND THE LAWS OF CANADA APPLICABLE IN THAT PROVINCE.

(c)        From and after the Amendment No. 1 Effective Date (as defined in Section III), all references in the Loan Agreement, the Amendment No. 1 and each of the other Loan Documents to the Loan Agreement (or the Term Loan Agreement, Credit Agreement or similar references) shall be deemed to be references to the Loan Agreement, as modified hereby.

(d)        Without in any way limiting the provisions of Section 9.5 of the Loan Agreement, the Borrower agrees to reimburse the Lender for all reasonable fees, costs and expenses, including the reasonable fees, costs and expenses of counsel, in connection with this Amendment No. 1 and the other agreements and documents executed in connection herewith.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 as of the date first above written.

HSCP CN HOLDINGS II ULC, as Borrower

By:	/s/ James Doherty
Printed Name: James Doherty
Title: Secretary

HIGH STREET CAPITAL PARTNERS, LLC, BY
ITS SOLE MANAGER, ACREAGE HOLDINGS
AMERICA, INC., as Guarantor

By:	/s/ James Doherty
Printed Name: James Doherty
Title: Vice President and Secretary

[***], as Lender

By:	[***]
Printed Name: [***]
Title: [***]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 as of the date first above written.

HSCP CN HOLDINGS II ULC, as Borrower

By:
Printed Name:
Title:

HIGH STREET CAPITAL PARTNERS, LLC, BY
ITS SOLE MANAGER, ACREAGE HOLDINGS
AMERICA, INC., as Guarantor

By:
Printed Name:
Title:

[***], as Lender

By:	[***]
Printed Name: [***] Title: [***]